UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest reported) May 25, 2002


                      Century Pacific Financial Corporation
             (Exact name of registrant as specified in its chapter)

    Delaware                         0-16075                     86-0449546
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)

          1505 E. Weber Street, Suite 120, Tempe, AZ          85281
           (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code 480-966-6115


                   1422 N. 44th Street, #211, Phoenix AZ 85008
          (Former name or former address, if changed since last report)

                      CENTURY PACIFIC FINANCIAL CORPORATION

                                    FORM 8-K

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PART I

     ITEM 1. CHANGES IN CONTROL OF REGISTRANT...............................  2
     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS...........................  3
     ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE .....................  9

SIGNATURES.................................................................. 10

                                   ----------

                 CAUTIONARY STATEMENT REGARDING "FORWARD LOOKING
                                   STATEMENTS"

     Statements contained in this filing that are not based on historical fact, including without limitation statements containing the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar words, constitute "forward-looking statements". These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. These factors include, among others, the following: general economic and business conditions, both nationally and in the regions in which Century Pacific Financial Corporation and its subsidiaries operate; technology changes; the competition we face; changes in our business strategy or development plans; existing governmental regulations and changes in, or our failure to comply with, governmental regulations; liability and other claims asserted against us; our ability or the ability of our third-party suppliers to take corrective action in a timely manner with respect to changing government regulations; and other factors referenced in our filings with the Securities and Exchange Commission.

GIVEN THESE UNCERTAINTIES, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. Other than as required by law, we disclaim any obligation to update information concerning the factors mentioned above or to publicly announce the result of any revisions to any of the forward-looking statements contained in this filing to reflect future results, events or developments.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

(a) Century Pacific Financial Corporation ("Century") is a holding company that was formed in 1982 and commenced operations in 1984. In the past we have generated revenues through our principal subsidiaries which provided a range of financial and commercial services. We and our three subsidiaries may be sometimes hereinafter referred to as the "Company". The remaining subsidiaries of Century include Century Pacific Fidelity Corporation (Fidelity), Century Pacific Investment Management Corporation (Century Management) and Global Medical Technologies Inc. DBA Tempe Medical Equipment (Global Medical).

In the past, we received revenue from an investment banking and securities brokerage business operated under our former principal officer's license through an independent contractor agreement with a regional securities firm. Our former principal officer was registered as a securities registered representative and principal in several states and primary activities included acting as a stock broker in most types of investment securities and options.

In early 2002, we completed our reorganization to eliminate all stockbrokerage operations from our business and in the future we shall focus primarily on medical equipment sales and service and hospital design consultation. A new Board of Directors was selected on May 15, 2002 (as previously reported in a Form 8-K), and plans for aggressively acquiring more medically related businesses have been approved. As reimbursements to medical services providers in the United States continue to remain low, the demand for reconditioned medical equipment and repairing medical equipment is increasing. This factor coupled with an expanding demand for medical equipment worldwide leads management to believe this is the area in which the business should be focused at this time. In addition to the sales and service of medical equipment, management plans to use funds derived from future offerings to finance medical equipment. Changes in economic trends, war, and other unforeseen situations or developments may result because of domestic or foreign political pressures. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's plans and analysis as of the date hereof.

The medical equipment subsidiary purchases for resale used and occasionally new medical equipment. Global Medical employs personnel that are technically qualified to refurbish both the electronic apparatus as well as structural elements of "hi-tech" medical instruments and machines.

We have maintained our corporate headquarters in a leased office located at 1422
N. 44th Street, Suite 211, Phoenix, AZ 85008, but our headquarters are now at the offices of Global Medical at 1505 E. Weber Street, Suite 120 in Tempe, Arizona 85281.

(b) The following table contains information regarding share holdings of our immediate past directors and executive officers and those persons or entities who beneficially owned or controlled more than 5% of our common stock after the completion of acquisition of Global Medical and prior to the 7 to 1 reverse of our common stock which was approved on May 25, 2002:

                                                       Amount and
                                                        nature of        Percent
Title of      Name and Address of                      Beneficial          of
 Class         Beneficial Owner        Title            Ownership         class
 -----         ----------------        -----            ---------         -----
Common        Carlton V. Phillips    None               3,186,925         6.19%

Common        David L. Hadley (1)    President,
                                     Director and
                                     Chief Executive
                                     Officer           19,825,505        38.50%

(1) David L. Hadley is the controlling shareholder and a director of Natural Technologies, Inc., the owner of record of the shares.

After the reverse on May 25, 2002, Carlton V. Phillips owned 455,275 shares of common stock and David L. Hadley owned and/or controlled directly or indirectly 2,832,215 shares of common stock.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

In May 1996, we filed a Chapter 11 reorganization proceeding in the United States Bankruptcy Court seeking reorganization of our company and relief from our debts in Bankruptcy, No. 96-09598-PHX-GBN. During the year 1999, we presented a plan to the Bankruptcy Court which received approval for us to pay our debts with our stock. As part of this plan, we issued 18,329,444 shares of stock for our debt and we emerged from bankruptcy. At that time, we also purchased inventory to invest into our newly formed subsidiary, Global Medical Technologies, Inc. The Company issued 19,825,505 shares of stock for $200,000 of used medical equipment. We have utilized Natural Technologies, Inc., as our primary contractor for equipment repair, a company that is owned by David L. Hadley, one of our major shareholders and our President. We also have a Note Receivable from Natural Technologies for $138,973.

The used/refurbished medical equipment industry is a multi-billion dollar industry which is growing rapidly due to the need for medical technology in developing countries and the need for cost containment here in the United States. The steady demand for lower priced medical technology and the increased reliance upon it by healthcare professionals suggest this market will continue to be viable for many years to come.

In recent years, the medical supply industry of new equipment has experienced a dramatic change as large national companies have acquired smaller local ones. Thus, it is rare to find a small, privately owned supply company selling new medical equipment because of its inability to compete with the larger companies. National purchase contracts allow the bigger companies to sell products to end users at prices nearly equal to or below normal dealer purchase price. As a result, smaller companies are forced to either merge with the larger ones or be forced out of business.

Unlike the new medical equipment and supply industry, the used and refurbished segment of the industry has not yet experienced this transformation. There are literally thousands of small and medium sized providers of used and refurbished medical equipment spread across the country, with virtually no single company dominating the market outside of its local area of influence. One of the reasons for this is the fact that most of these companies are privately held and usually run by a single entrepreneur who has gained years of experience in a specific field of the medical equipment industry, has developed contracts and has carved a niche for his company in a particular area of the country. The issue of other large companies coming into the market and taking over has not occurred yet because the industry is primarily made up of small, very specialized and privately held companies. The bigger, publicly held companies with larger amounts of capital have not realized the significance of the market for used and refurbished medical equipment until just recently.

In the past few years, we have seen major companies like Steris, Stryker and Hill Rom enter the refurbished medical equipment market. However, their presence has been of little significance because their scope of products available for buyers has been too limited and their refurbished equipment prices have not been competitive compared to other refurbished equipment dealers in the market. Although there are always buyers for single pieces of equipment in every specialty, the demand for supplying complete hospitals in developing countries is giving those companies capable of providing a wider scope of refurbished equipment a definite advantage.

The future of the used and refurbished medical equipment supply industry belongs to the company which can provide a full spectrum of both refurbished and new equipment, the service organization required to support it, the expert consultants to assist in new project design and the Internet communications and advertising system necessary to alert the world of its presence. Global Medical is prepared to be, and intends to be, the leader in this industry.

Our business does involve the use, handling, storage and disposal of potentially toxic substances or wastes from time to time. However, these are isolated incidences which we deal with in accordance with applicable laws and regulations. Accordingly, we are not subject to regulation by federal, state, and local authorities establishing requirements for the use, management, handling, and disposal of these materials and health and environmental quality standards, liability related to those standards, and penalties for violations of those standards. We believe that we do not have any material environmental liabilities. Compliance with environmental laws, ordinances and regulations has not had, and we do not expect such compliance to have, a material adverse effect on our business, financial condition, or results of operations.

We maintain an insurance policy that covers our property and provides general liability coverage of $1,000,000 per occurrence with a $2,000,000 aggregate. We believe our insurance coverage is adequate.

As of June 1, 2002, we had 5 employees in our corporate structure (which include 2 in management and administration, 2 in production and 1 in sales). We have experienced no work stoppages and are not a party to a collective bargaining agreement. We believe that we maintain good relations with our employees.

RISK FACTORS

You should carefully consider the following risk factors, in addition to those discussed elsewhere in this Report, in evaluating our business.

UNLESS WE RAISE ADDITIONAL CAPITAL TO EXPAND OUR BUSINESS, WE MAY NOT BE ABLE TO ACHIEVE THE GOALS OF OUR BUSINESS PLAN.

Global Medical has secured equity funding for operations and the acquisition of additional inventory and equipment from and through our principal officer, David
L. Hadley. We will be required to seek additional equity or debt financing to expand our operations and to finance future acquisitions or develop new product lines, to obtain equipment and inventory or to provide funds to take advantage of other business opportunities. The timing and amount of any such capital requirements cannot be predicted at this time. There can be no assurance that such financing will be available on acceptable terms in the future. If such financing is not available in sufficient amounts or on satisfactory terms, our operating results may be adversely affected and we may be required to restructure our business and operations, which could significantly interfere with our efforts to expand our business at the desired rate. We desire to raise needed capital only from equity sources, but if business opportunities are available that require debt financing, serious consideration will be given to incurring debt, which will increase our expenses and must be repaid regardless of operating results from those opportunities. Equity financing could result in additional dilution to our existing stockholders.

OUR LIMITED OPERATING HISTORY MAY CAUSE FUTURE INVESTORS A PROBLEM IN EVALUATING OUR POTENTIAL FOR FUTURE SUCCESS. THIS IN TURN COULD CAUSE US DIFFICULTIES IN RAISING NEEDED CAPITAL.

Global Medical was formed in 1999. Global Medical has a limited operating history and limited historical financial information upon which you can evaluate our existing business and our potential for future success. We face numerous risks, expenses, delays, and uncertainties associated with establishing a profitable business. Some of these risks and uncertainties relate to our ability to

*    increase customer acceptance of our products and services,
*    develop and renew strategic relationships,
*    obtain access to new distribution channels,
*    provide  or  contract   for   satisfactory   customer   service  and  order
     fulfillment, and
*    integrate any acquired businesses, technologies and services.

We may not be successful in addressing these risks and uncertainties. The failure to do so would materially and adversely affect our business.

As a result of our limited operating history, our plan for rapid growth and the increasingly competitive nature of the markets in which we compete, our historical financial data is of limited value in anticipating future operating expenses. Our planned expense levels will be based in part on our expectations concerning future revenue, which is difficult to forecast accurately based on our stage of development. We may be unable to adjust spending in a timely manner to compensate for any unexpected shortfall in revenue. Further, business development and marketing expenses may increase significantly as we expand operations. To the extent that these expenses precede or are not rapidly followed by a corresponding increase in revenue, our business, operating results and financial condition may be materially and adversely affected.

LOSS OF KEY PERSONNEL OR MANAGEMENT COULD CAUSE FURTHER MONETARY LOSSES AND THEREBY JEOPARDIZE OUR FUTURE SUCCESS.

We depend upon the expertise and business connections of our executive officers and other key personnel, particularly David L. Hadley, our Chairman, Chief Executive and Operating Officer and President. Our future success also will depend upon our ability to attract and retain qualified personnel. The loss of Mr. Hadley's services or the services of our other key personnel, or our inability to attract and retain qualified personnel in the future, could have a material adverse effect on our business.

WE MAY NOT BE COMPETITIVE IF WE FAIL TO ENHANCE OUR PRODUCT AND SERVICE OFFERINGS AND DISTRIBUTION CHANNELS.

The failure to acquire new or enhanced products, services, distribution channels and online features and functions could have a material adverse effect on our business. To remain competitive, we must continue to

* expand our product and service offerings and develop or acquire new distribution and acquisition channels,
*    attract and retain additional staff, and
*    improve the knowledge and purchasing experience of our products.

Developing, launching, and promoting new product and service offerings, establishing new distributing arrangements or expanding into new markets will require us to make significant investments of financial, management, and operational resources. These efforts also could strain our ability to support our existing business and product and service offerings. Our business could be materially and adversely affected if we fail to achieve these goals.

CHANGES IN ECONOMIC CONDITIONS AND MEDICAL REVENUE RECEIPTS MAY ADVERSELY AFFECT OUR BUSINESS.

Our success depends in part upon a number of economic factors relating to discretionary business spending, including employment rates, business conditions, future economic prospects, interest rates and tax rates and collection of medical services provided. We are unable to estimate the impact, if any, of the acts of terrorism recently unleashed on the United States on our business.

WE MAY INCUR SIGNIFICANT EXPENSES IN AN UNSUCCESSFUL ATTEMPT TO PROMOTE AND MAINTAIN RECOGNITION OF GLOBAL MEDICAL WHICH WOULD CAUSE LOSSES.

Our success depends in part on our ability to build the brand identity of Global Medical. We may incur significant marketing costs in our effort to create and maintain a strong brand identity. We will require significant additional capital to build our brand identity and successfully grow our business. Our business, operating results and financial condition could be materially and adversely affected if we cannot obtain sufficient capital for these purposes.

OUR FAILURE TO CONTINUE  TO DEVELOP AND GROW OUR SALES AND  MARKETING  FORCE AND
EFFORTS COULD ADVERSELY AFFECT OUR BUSINESS AND RESULT IN DECREASING SALES AND LOSSES.

Until just recently we did not employ an experienced sales and marketing team, other than our senior management, and relied on outside consultants. We need to employ additional experienced sales and marketing personnel to assist in increasing sales. Establishing our sales and marketing team will involve a number of risks, including the following:

* we may not have adequate financial and marketing resources to establish and maintain such a team,
* we may be unable to hire, retain, integrate and motivate sales and marketing personnel and their support staff, and
* new sales and marketing personnel may require a substantial period of time to become productive.

OUR FAILURE TO EFFECTIVELY MANAGE OUR GROWTH COULD IMPAIR OUR BUSINESS.

Our failure to manage our growth effectively could have a material adverse effect on our business, operating results and financial condition. In order to manage our growth, we must take various steps, including the following:

*    arrange necessary capital to expand our facilities and equipment,
*    obtain products and services from third parties on a timely basis, and
*    successfully hire, train, retain and motivate additional employees.

We anticipate that our future growth in our operations will place a significant strain on our management systems and resources. We will be required to increase staffing and other expenses as well as make expenditures on capital equipment to attempt to meet the anticipated demand of our customers. We may increase our expenditures in anticipation of future orders that do not materialize, which would adversely affect our profitability.

WE MAY BE UNABLE TO IDENTIFY OR SUCCESSFULLY INTEGRATE POTENTIAL ACQUISITIONS.

We desire to acquire complementary businesses, products, services and technologies in the future. We may not be able to identify suitable acquisition candidates or make acquisitions on commercially acceptable terms. Any acquisitions would be accompanied by other risks commonly encountered in such transactions, including the following:

* difficulties related to integrating the operations and personnel of acquired companies,
* the additional financial resources required to fund the operations of acquired companies,
*    the potential disruption of our business,
* the difficulty of maintaining uniform standards, controls, procedures, and policies;
*    the potential loss of key employees of acquired companies,
* the impairment of employee and customer relationships as a result of changes in management, and
*    the incurrence of significant expenses in consummating acquisitions.

WE FACE INTENSE COMPETITION.

Our ability to compete successfully depends on a number of factors both within and outside our control, including the following:

*    the quality, features, diversity, and prices of our products and services,
*    our ability to acquire used medical equipment,
*    our ability to refurbish used medical equipment,
*    our ability to generate customers to our Global Medical brand,
*    our ability to develop technology and service offerings,
*    our ability to develop and maintain effective marketing programs,
*    the quality of our customer service and training,
* our ability to recognize industry trends and anticipate shifts in consumer demands,
*    product introductions by our competitors,
*    the number, nature, and success of our competitors in a given market, and
*    general market conditions.

Because these factors change rapidly, customer demand also can shift quickly. We could experience a material adverse effect on our business, operating results and financial condition if we are unable to respond quickly to market changes or a slowdown in demand for the products we sell and services we provide.

"PENNY STOCK" RULES MAY MAKE BUYING OR SELLING COMMON STOCK DIFFICULT.

Our common stock will be subject to the "penny stock" rules as promulgated under the Securities Exchange Act of 1934. These rules require any broker or dealer engaging in a transaction in our common stock will be required to provide each customer with a risk disclosure document, disclosure of market quotations, if any, disclosure of the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market values of our securities held in the customer's accounts. The bid and offer quotation and compensation information must be provided prior to effecting the transaction and must be contained on the customer's confirmation. Certain brokers and dealers are less willing to engage in transactions involving "penny stocks" as a result of the additional disclosure requirements described above, which may make it more difficult for holders of our common stock to dispose of their shares.

SALES OF LARGE NUMBERS OF SHARES COULD ADVERSELY AFFECT THE PRICE OF OUR COMMON STOCK.

Sales of substantial amounts of common stock by our shareholders, or even the potential for such sales, are likely to have a depressive effect on the market price of our common stock and could impair our ability to raise capital through the sale of equity securities. Of the 7,353,120 shares of common stock outstanding as of May 26, 2002 following the 7 to 1 reverse, approximately 4,065,630 shares are eligible for resale in the public market without restriction unless held by an "affiliate" of our company, as that term is defined under applicable securities laws. The remaining 3,287,490 shares of common stock currently outstanding are "restricted securities," as that term is defined in Rule 144 under the securities laws, and may be sold only in compliance with Rule 144, pursuant to registration under the securities laws, or pursuant to an exemption from the securities laws. Affiliates also are subject to certain of the resale limitations of Rule 144. Generally, under Rule 144, each person who beneficially owns restricted securities with respect to which at least one year has elapsed since the later of the date the shares were acquired from us or an affiliate of ours may, every three months, sell in ordinary brokerage transactions or to market makers an amount of shares equal to the greater of 1% of our then-outstanding common stock or, if the shares are quoted on a stock exchange or Nasdaq, the average weekly trading volume for the four weeks prior to the proposed sale of such shares. Sales under Rule 144 also are subject to certain manner-of-sale provisions and notice requirements and to the availability of current public information about our company. A person who is not an affiliate, who has not been an affiliate within three months prior to sale, and who beneficially owns restricted securities with respect to which at least two years have elapsed since the later of the date the shares were acquired from us or from an affiliate of ours is entitled to sell such shares under Rule 144(k) without regard to any of the volume limitations or other requirements described above.

WE DO NOT PLAN TO PAY CASH DIVIDENDS IN THE IMMEDIATE FUTURE.

We have never paid any cash dividends on our common stock and do not currently anticipate that we will pay dividends in the foreseeable future. Instead, we intend to apply earnings to the expansion and development of our business. To raise additional capital we may issue some of our preferred stock, and the financial marketplace may require that we pay dividends on that stock.

CHANGE IN CONTROL PROVISIONS MAY ADVERSELY AFFECT EXISTING STOCKHOLDERS.

Our Articles of Incorporation and Delaware law contain provisions that may have the effect of making more difficult or delaying attempts by others to obtain control of our company, even when those attempts may be in the best interests of our shareholders. Our Articles of Incorporation also authorize our board of directors, without shareholder approval, to issue one or more series of preferred stock, which could have voting, liquidation, dividend, conversion, or other rights that adversely affect or dilute the voting power of the holders of our common stock.

OUR ACTUAL RESULTS MAY DIFFER FROM THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS REPORT.

Certain statements and information contained in this Report concerning our future, proposed, and anticipated activities, certain trends with respect to our revenue, operating results, capital resources, and liquidity, or with respect to the markets in which we compete, and other statements contained in this Report regarding matters that are not historical facts are forward-looking statements, as that term is defined in the Securities Act of 1933. Forward-looking statements, by their very nature, include risks and uncertainties, many of which are beyond our control. Accordingly, actual results may differ, perhaps materially, from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed elsewhere under this Part 1.

AVAILABILITY OF MATERIALS FILED WITH THE SEC

The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-8900-SEC-0330. We will be an electronic filer, and the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issurers that file electronically with the SEC at http://www.sec.gov.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 25, 2002, we effected a 7 to 1 reverse split of our common stock outstanding. This reduced our outstanding common stock from 51,471,843 shares to 7,353,120 shares.

We have previously reported that we have entered into a contract to purchase the medical equipment repair business of Natural Technologies, Inc. The purchase price was to have been $500,000 or shares of restricted common stock at a value of $0.10 per share equal to the $500,000 or unpaid portion thereof. We are delaying the acquisition of Natural Technologies, Inc., until such time as our stock has resumed trading on NASD. The price of the shares will be based upon the bid price at the time of the closing of the acquisition. Management expects this purchase to be consummated before the end of this fiscal year, but there are no assurances that this can be achieved.

We are also in discussions with All-Tech Medical Resale and Go Sono Ultrasound for their acquisition. While we are optimistic that an acquisition agreement with each company can be reached, there are no assurances that the agreements will be entered into and if entered into subsequently closed.

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
We plan to undertake a private placement of our stock in the near future to raise $1,000,000 to purchase an expanded computer system to improve our inventory control system, the purchase of additional inventory, the purchase of cargo trucks and trailers to reduce our present shipping expenses and for additional operating capital.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Registrant:    Century Pacific Financial Corporation
                                           Date: July 10, 2002

                                           /s/ David L. Hadley
                                           -------------------------------------
                                           David L. Hadley
                                           President

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